                                                                  EXHIBIT 10.1.6

                                                                  EXECUTION COPY

                         SIXTH AMENDMENT AND WAIVER AGREEMENT


         SIXTH AMENDMENT AND WAIVER AGREEMENT dated as of January 8, 1997 (this "Amendment") among Physician Corporation of America (the "Borrower"), the banks listed on the signature pages hereof (the "Lenders"), Citibank, N.A., as issuing bank (the "Issuing Bank"), and Citibank, N.A., as agent for the Lenders and Issuing Bank (the "Agent").


PRELIMINARY STATEMENTS:

         1. The Borrower, the Lenders, the Issuing Bank and the Agent are parties to that certain Revolving Credit Agreement dated as of October 27, 1994, as amended by an Amendment to Credit Agreement and Consent to Acquisition dated as of September 22, 1995, by a Second Amendment to Credit Agreement dated as of March 29, 1996, by a Third Amendment to Credit Agreement dated as of April 5, 1996, by a Fourth Amendment and Consent Agreement dated as of June 10, 1996 and by a Fifth Amendment and Waiver Agreement dated as of November 25, 1996 (the "Fifth Amendment"; such Revolving Credit Agreement, as so amended and as further amended, supplemented or otherwise modified and in effect from time to time being the "Credit Agreement"). Capitalized terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined; and capitalized terms defined in Sections 1 and 2 hereof are used elsewhere herein as so defined (without regard to the conditions to effectiveness in Sections 5 and 6 hereof).

         2. Pursuant to the Credit Agreement, as a result of the amendments provided for in the Fifth Amendment, the Termination Date occurred on December 31, 1996 because of the Borrower's failure to have entered into the Refinancing Commitment and otherwise to have satisfied the conditions provided for in
Section 7 of the Fifth Amendment as of such date. Accordingly, all Obligations became due and payable in full on December 31, 1996, including the termination fee payable on the Fifth Amendment Termination Date as provided in Section 8(f) of the Fifth Amendment. The Borrower has not paid the Obligations in full. Accordingly, interest on all Obligations has been accruing from December 31, 1996 at the default rate as provided in Section 2.07(b) of the Credit Agreement.

         3.   The Borrower has requested that the Issuing Bank and the Lenders
(i) waive the occurrence of the Termination Date and Fifth Amendment Termination Date, the Borrower's failure to pay the Obligations in full on December 31, 1996 and the requirement that the Borrower pay interest accruing on the Obligations at the default rate from December 31, 1996 and (ii) extend the deadline for satisfaction of the conditions of Section 7 of the Fifth Amendment and modify the requirements as to what will constitute the Refinancing

Commitment to be provided pursuant to such Section 7, in each on the terms and subject to the conditions hereof.

         4. The Borrower proposes to effect the above waivers and modifications subject to either one of two alternative sets of terms and conditions and otherwise as provided herein. Under one alternative (the "Principal Paydown Alternative") the Borrower proposes (i) to borrow from Sierra the principal amount of $16,750,000 pursuant to a promissory note and related documents providing for such borrowing (collectively, the "Sierra Subordinated Note") to be subordinated to the Obligations and secured by liens junior to the liens securing the Obligations, in each case on terms satisfactory to the Lenders, the Issuing Bank and the Agent, (ii) pay over the proceeds of the borrowing under the Sierra Note for application toward the installment of principal of the Revolving Advances that became payable on December 31, 1996 under Section 2.10(a)(i) of the Credit Agreement and (iii) give effect to such other terms as are provided for in Section 1 hereof.

         5. Under the alternative set of terms and conditions (the "Pricing Increase Alternative"), the Borrower proposes to (i) increase the interest rates payable under the Credit Agreement and the termination fee provided for in
Section 8(f) of the Fifth Amendment and (ii) give effect to such other terms as are provided for in Section 2 hereof.

         6. The Issuing Bank and the Lenders are willing to agree to either of the alternative sets of waivers and modifications requested by the Borrower, in each case on the terms and subject to the conditions hereof.

         NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, the parties hereto agree as follows:

         SECTION 1.  PRINCIPAL PAYDOWN ALTERNATIVE WAIVERS AND AMENDMENTS.
(a)   PRINCIPAL PAYDOWN ALTERNATIVE WAIVERS.     (i)   The Issuing Bank and the
Lenders hereby waive (A) any occurrence of the Termination Date or Fifth Amendment Termination Date prior to the Sixth Amendment A Effective Date (as defined in Section 5 below) resulting solely from the Borrower's failure to satisfy the conditions of Section 7 of the Fifth Amendment, (B) any failure of the Borrower to make any payment that became payable solely as a result of any such occurrence and (C) any requirement that the Borrower pay interest at the default rate under Section 2.07(b) of the Credit Agreement accruing for the period from December 31, 1996 until the Sixth Amendment A Effective Date on Obligations that became due and payable solely as a result of any such occurrence.

         (ii) The Issuing Bank and the Lenders hereby waive the Borrower's compliance with the covenants of Section 6.02(a) and 6.02(c) of the Credit Agreement to the extent that such covenant would otherwise be violated by the Borrower creating, incurring or suffering to exist the Debt evidenced by the Sierra Note or liens securing such Debt, provided that the Debt under the Sierra Note is subordinate to the Obligations and the liens securing such Debt are junior to the liens securing the Obligations, in each case on terms and pursuant to documentation that has been approved by the Agent, all of the Lenders and the Issuing Bank in their sole and absolute discretion.

         (b)  PRINCIPAL PAYDOWN ALTERNATIVE AMENDMENTS.    (i)   (A)   The
    definition of Applicable Base Rate Margin" set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety so as to read in full as follows:

                   "'APPLICABLE BASE RATE MARGIN' means, at all times after
              December 31, 1996, 0.00%."

              (B) Clause (ii) of the definition of "Fifth Amendment Termination Date" set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety so as to read in full as follows:

                   "(ii)     February 17, 1997, if the conditions of Section 7
              of the Fifth Amendment have not been satisfied in full on or before such date;"

              (C) Clause (iii) of the definition of "Fifth Amendment Termination Date" set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety so as to read in full as follows:

                   "(iii)    any date on which (A) the commitment under the
              Refinancing Commitment (after delivery thereof to the Borrower) expires or terminates or (B) funds subject to the escrow arrangement under the Refinancing Commitment are released to any party other than the Agent for the benefit of itself, the Issuing Bank and the Lenders;"

              (D) The definition of "Loan Documents" set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety so as to read in full as follows:

                   "'LOAN DOCUMENTS' means this Agreement, the Notes, the Fee
              Letter, the Second Amendment, the Borrower Pledge Agreement (including, without limitation, the Amendment to Borrower Pledge Agreement delivered pursuant to the Fourth Amendment), each of the Guaranties, Security Agreements and other documents delivered by the Borrower or any of its Subsidiaries pursuant to Section 6 of the Second Amendment, the Fourth Amendment, the PFI Consideration Pledge

              Agreement (including, without limitation, the Amendment to Borrower Security Agreement delivered pursuant to the Fifth Amendment), the PFI Consideration Consent Agreement, the Fifth Amendment, the Sixth Amendment and any document delivered by the Borrower for the benefit of the Lenders, Issuing Bank or Agent in connection with the Sierra Subordinated Note, in each case as amended, supplemented or otherwise modified from time to time."

              (E)  The definition of "Refinancing Commitment" set forth in
         Section 1.01 of the Credit Agreement (and including, without limitation, for purposes of Sections 7, 8 and 9 of the Fifth Amendment) is hereby amended in its entirety so as to read in full as follows:

                   "'REFINANCING COMMITMENT' means, collectively, one or more commitment letters or agreements and, individually, each such letter or agreement, that satisfy all of the following requirements: (i) each such letter or agreement has been provided or entered into by parties (other than the Borrower) satisfactory to the Majority Lenders in their sole and absolute discretion;
              (ii) each such letter or agreement has terms that have been approved by the Majority Lenders in their sole and absolute discretion; and (iii) such letters or agreements collectively provide for (A) a commitment to provide financing by one or more lenders satisfactory to the Majority Lenders in their sole and absolute discretion or (B) funds to be held in escrow and disbursed by an escrow agent and on terms in each case satisfactory to the Majority Lenders in their sole and absolute discretion, which financing and/or funds shall collectively be sufficient to enable the Borrower to pay all Obligations in full (including, without limitation, replacement and termination of any outstanding Letter of Credit) at or before the Effective Time (as defined in the Merger Agreement) of the Merger."

              (F)  The definition of "Refinancing Provider" set forth in
         Section 1.01 of the Credit Agreement (and including, without limitation, for purposes of Sections 7, 8 and 9 of the Fifth Amendment) is hereby amended in its entirety so as to read in full as follows:

                   "'REFINANCING PROVIDER' (i) any lender party to a commitment to provide financing under any commitment letter or agreement comprising the Refinancing Commitment and (ii) any Person acting as escrow agent and any Person (other than the Borrower) otherwise party to an escrow arrangement arising under the Refinancing Commitment."

         (ii) Section 1.01 of the Credit Agreement is hereby amended by the addition of the following definitions thereto:

              "SIXTH AMENDMENT" means the Sixth Amendment and Waiver Agreement dated as of January 8, 1997 among the Borrower, the Lenders parties thereto, the Issuing Bank and the Agent.

              "SIERRA SUBORDINATED NOTE" has the meaning set forth in Preliminary Statement 4 of the Sixth Amendment.

              "SIERRA SUBORDINATED NOTE DOCUMENT" has the meaning set forth in
         Section 5 of the Sixth Amendment.

         (iii) Section 6.02 of the Credit Agreement is hereby amended by the addition of a new subsection (q) thereto, to read as follows:

              "(q) MODIFICATIONS TO SIERRA NOTE DOCUMENTS.   Amend, supplement
         or otherwise modify the Sierra Subordinated Note or any other Sierra Subordinated Note Document, unless, in any case, both (1) the Borrower shall have given the Agent written notice thereof prior to the effective date of the proposed amendment, supplement or modification, as the case may be, and (2) the Agent shall have notified the Borrower prior to such effective date that the Majority Lenders (acting in their sole and absolute discretion) have determined that the proposed amendment, supplement or modification, as the case may be, would not materially and detrimentally affect the rights, remedies, privileges or interests of the Agent, Issuing Bank or Lenders under or in respect of the Obligations or the Sierra Subordinated Note Documents or this Agreement or the other Loan Documents."

         (iv) Subsections (a) and (b) of Section 7 of the Fifth Amendment are hereby amended in their entirety so as to read in full as a single subsection (a), as follows:

              "(a) The Borrower shall have received or entered into one or more commitment letters and agreements that individually and collectively satisfy the requirements, of and collectively comprise, the Refinancing Commitment; and the Borrower shall have provided copies thereof, certified to be true and complete by the Borrower's Chief Executive Officer or Chief Financial Officer, to the Agent."

         (v) Clause (B) of Section 8(e) of the Fifth Amendment is hereby amended in its entirety so as to read in full as follows:

              "(B) the expiration or termination of the commitment under the Refinancing Commitment or any disbursement of funds under any escrow arrangement provided for under the Refinancing Commitment or the Borrower's receipt or dispatch of any notice of such termination or disbursement;"

         SECTION 2.     PRICING INCREASE ALTERNATIVE WAIVERS AND AMENDMENTS.
(a)   PRICING INCREASE ALTERNATIVE WAIVERS.    The Issuing Bank and the Lenders
hereby waive (i) any occurrence of the Termination Date or Fifth Amendment Termination Date prior to the Sixth Amendment B Effective Date (as defined in
Section 6 below) resulting solely from the Borrower's failure to satisfy the conditions of Section 7 of the Fifth Amendment, (ii) any failure of the Borrower to make any payment that became payable solely as a result of any such occurrence and (iii) any requirement that the Borrower pay interest at the default rate under Section 2.07(b) of the Credit Agreement accruing for the period from December 31, 1996 until the Sixth Amendment B Effective Date on Obligations that became due and payable solely as a result of any such occurrence.

         (b)  PRICING INCREASE ALTERNATIVE AMENDMENTS.     (i)   (A)   The
    definition of Applicable Base Rate Margin" set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety so as to read in full as follows:

                   "'APPLICABLE BASE RATE MARGIN' means, at all times after
              December 31, 1996, 2.00%."

              (B) Clause (ii) of the definition of "Fifth Amendment Termination Date" set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety so as to read in full as follows:

                   "(ii)     February 17, 1997, if the conditions of Section 7
              of the Fifth Amendment have not been satisfied in full on or before such date;"

              (C) Clause (iii) of the definition of "Fifth Amendment Termination Date" set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety so as to read in full as follows:

                   "(iii)    any date on which (A) the commitment under the
              Refinancing Commitment (after delivery thereof to the Borrower) expires or terminates or (B) funds subject to the escrow arrangement under the Refinancing Commitment are released to any party other than the Agent for the benefit of itself, the Issuing Bank and the Lenders;"

              (D) The definition of "Loan Documents" set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety so as to read in full as follows:

                   "'LOAN DOCUMENTS' means this Agreement, the Notes, the Fee
              Letter, the Second Amendment, the Borrower Pledge Agreement (including, without limitation, the Amendment to Borrower Pledge Agreement delivered pursuant to the Fourth Amendment), each of the Guaranties, Security Agreements and other documents delivered by the Borrower or any of its Subsidiaries pursuant to Section 6 of the Second Amendment, the Fourth Amendment, the PFI Consideration Pledge Agreement (including, without limitation, the Amendment to Borrower Security Agreement delivered pursuant to the Fifth Amendment), the PFI Consideration Consent Agreement, the Fifth Amendment and the Sixth Amendment, in each case as amended, supplemented or otherwise modified from time to time."

              (E)  The definition of "Refinancing Commitment" set forth in
         Section 1.01 of the Credit Agreement (and including, without limitation, for purposes of Sections 7, 8 and 9 of the Fifth Amendment) is hereby amended in its entirety so as to read in full as follows:

                   "'REFINANCING COMMITMENT' means, collectively, one or more commitment letters or agreements and, individually, each such letter or agreement, that satisfy all of the following requirements: (i) each such letter or agreement has been provided or entered into by parties (other than the Borrower) satisfactory to the Majority Lenders in their sole and absolute discretion;
              (ii) each such letter or agreement has terms that have been approved by the Majority Lenders in their sole and absolute discretion; and (iii) such letters or agreements collectively provide for (A) a commitment to provide financing by one or more lenders satisfactory to the Majority Lenders in their sole and absolute discretion or (B) funds to be held in escrow and disbursed by an escrow agent and on terms in each case satisfactory to the Majority Lenders in their sole and absolute discretion, which financing and/or funds shall collectively be sufficient to enable the Borrower to pay all Obligations in full (including, without limitation, replacement and termination of any outstanding Letter of Credit) at or before the Effective Time (as defined in the Merger Agreement) of the Merger."

              (F)  The definition of "Refinancing Provider" set forth in
         Section 1.01 of the Credit Agreement (and including, without limitation, for purposes of Sections 7, 8 and 9 of the Fifth Amendment) is hereby amended in its entirety so as to read in full as follows:

                   "'REFINANCING PROVIDER' (i) any lender party to a commitment to provide financing under any commitment letter or agreement comprising the Refinancing Commitment and (ii) any Person acting as escrow agent and any Person (other than the Borrower) otherwise party to an escrow arrangement arising under the Refinancing Commitment."

         (ii) Section 1.01 of the Credit Agreement is hereby amended by the addition of the following definition thereto:

              "SIXTH AMENDMENT" means the Sixth Amendment and Waiver Agreement dated as of January 8, 1997 among the Borrower, the Lenders parties thereto, the Issuing Bank and the Agent.

         (iii)Section 2.07 (b) of the Credit Agreement is hereby amended in its entirety so as to read in full as follows:

              "(b) DEFAULT INTEREST.   Upon the occurrence and during the
         continuance of an Event of Default, the Borrower shall pay interest on the unpaid principal amount of each Advance owing to each Lender and, to the fullest extent permitted by law, on the unpaid amount of all interest, fees and other amounts payable hereunder and under the other Loan Documents, payable in arrears on demand by the Agent and on the date such amount shall be paid in full, at a rate per annum equal at all times to 4% per annum above the Base Rate in effect from time to time (computed on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest is payable)."

         (iv) Subsections (a) and (b) of Section 7 of the Fifth Amendment are hereby amended in their entirety so as to read in full as a single subsection (a), as follows:

              "(a) The Borrower shall have received or entered into one or more commitment letters and agreements that individually and collectively satisfy the requirements, of and collectively comprise, the Refinancing Commitment; and the Borrower shall have provided copies thereof, certified to be true and complete by the Borrower's Chief Executive Officer or Chief Financial Officer, to the Agent."

         (v) Clause (B) of Section 8(e) of the Fifth Amendment is hereby amended in its entirety so as to read in full as follows:

              "(B) the expiration or termination of the commitment under the Refinancing Commitment or any disbursement of funds under any escrow arrangement provided for under the Refinancing Commitment or the Borrower's receipt or dispatch of any notice of such termination or disbursement;"

         (vi) Section 8(f) of Fifth Amendment is hereby amended in its entirety so as to read in full as follows:

              "(f) TERMINATION FEE. In the event that the Obligations have not been or are not paid in full (including, without limitation, replacement and termination of any outstanding Letter of Credit) on or before the Fifth Amendment Termination Date, then on the Fifth Amendment Termination Date, the Borrower shall pay the to the Agent, in immediately available funds for the ratable account of the Lenders, a fee in the amount of 2.00% of the aggregate amount of the Advances and Letter of Credit Liability outstanding on the Fifth Amendment Termination Date (after giving effect to any payment of such Advances or reduction in Letter of Credit Liability made on such date).
         Without limiting any provision of any Loan Document, such fee shall be payable in addition to interest at the default rate under the Credit Agreement and all other amounts payable under the Loan Documents."

         SECTION 3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants as follows:

         (a) All representations and warranties of the Borrower contained in the Credit Agreement, both before and after giving effect to Sections 1 and 2 hereof, are true in all material respects (except for any such representation or warranty (or portion thereof) that is qualified by reference to a specific materiality standard, in which case such representation or warranty is true in all respects).

         (b) Without limiting the representations and warranties made in subsection (a) above or in the Credit Agreement, no authorization, consent, approval or other action by, and no notice to or filing with, any HMO Regulator or Insurance Regulator is required for, and no HMO Event, Insurance Event or violation of the HMO Regulations or Insurance Regulations would result from, the due execution, delivery or performance by the Borrower or any Loan Party of this Amendment or any of the Loan Documents and other documents to be delivered in connection herewith.

         SECTION 4.  REFERENCE TO AND EFFECT ON LOAN DOCUMENTS.   (a)   On and
after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import referring to the Credit Agreement, and each reference to the Credit Agreement in the other Loan Documents, shall mean and be a reference to the Credit Agreement as amended hereby.

         (b) Except as specifically amended under Section 1(b) or 2(b) hereof, as the case may be, or modified by the waiver under Section 1(a) or 2(a) hereof, as the case may be, each of the Credit Agreement and each other Loan Document shall remain in full force and effect and is hereby ratified and confirmed.

         (c) The Borrower acknowledges and agrees that, except to the extent specifically amended under Section 1(b) or 2(b) hereof, as the case may be, or modified by the waiver under Section 1(a) or 2(a) hereof, as the case may be, it is obligated to comply with each and every term, covenant, agreement and condition applicable to it under the Credit Agreement or the other Loan Documents. The execution, delivery and effectiveness of this Amendment shall not otherwise operate as a waiver of any right, remedy or privilege of any Lender, the Issuing Bank or the Agent under the Credit Agreement or any other Loan Document, any and all of which rights, remedies and privileges are reserved.

         SECTION 5. CONDITIONS OF EFFECTIVENESS OF PRINCIPAL PAYDOWN ALTERNATIVE UNDER SECTION 1. Section 1 of this Amendment shall become effective (to the exclusion of Section 2 hereof), subject to the satisfaction on or before January 10, 1997 of the following conditions precedent, as of the date, if any (the "Sixth Amendment A Effective Date"), when all such conditions shall first have been so satisfied:

         (a) The Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Issuing Bank and each Lender and a counterpart of the Consent of Guarantor attached hereto duly executed by the Guarantor.

         (b) The Agent shall have received on or before the Sixth Amendment A Effective Date the following, each dated such date (unless otherwise specified), in form and substance satisfactory to the Agent, the Issuing Bank and the Majority Lenders (unless otherwise specified) and in sufficient copies for the Agent, Issuing Bank and each Lender:

              (i) A certificate, duly executed by the Borrower's Chief Executive Officer or Chief Financial Officer, certifying that (i) on such date, after giving effect to Section 1 hereof, no Default or Event of Default has occurred and is continuing (ii) on such date, after giving effect to Section 1 hereof, no event or circumstance has occurred that will cause the occurrence of the Fifth Amendment Termination Date and (iii) the representations and warranties set forth in Section 3 hereof are true on and as of such date.

              (ii) Certified copies of the resolutions of the Board of Directors of the Borrower approving this Amendment, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect each such Loan Document.

              (iii)A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment.

              (iv) A legal opinion from Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quintal, P.A., counsel to the Borrower, as to this Amendment and the Credit Agreement, as amended hereby, in form and substance satisfactory to the Agent.

              (v) A legal opinion from Morgan, Lewis & Bockius, counsel to Sierra, in form and substance satisfactory to the Agent, as to the authorization, execution and delivery by, and enforceability against, Sierra of Sierra Subordinated Note Documents and as to such other matters as the Agent may reasonably request.

         (c) The Agent shall have received copies, certified by the Borrower's Chief Executive Officer or Chief Financial Officer to be true and complete as of the Sixth Amendment A Effective Date, of the Sierra Subordinated Note and each document delivered in connection therewith, including, without limitation a subordination agreement for the benefit of the Lenders, the Issuing Bank and the Lenders and each document providing for the creation or perfection of any lien to secure the Sierra Subordinated Note (all such documents, together with the Sierra Subordinated Note, as the same may be amended, supplemented or otherwise modified and in effect from time to time, being the "Sierra Subordinated Note Documents"), and the Agent shall have advised the Borrower that the terms of each Sierra Subordinated Note Document are satisfactory to all of the Lenders and the Issuing Bank, in their sole and absolute discretion.

         (d) The Borrower shall have paid to the Agent, in immediately available funds (i) the sum of $16,750,000, as the proceeds of the Sierra Subordinated Note, for application toward the installment of principal that became due on December 31, 1996 under Section 2.10(a)(i) of the Credit Agreement, plus (ii) the unpaid interest accrued on such principal.

         (e) The Borrower shall have paid all amounts accrued and payable under Section 9.04 of the Credit Agreement to the extent that request for such payment has been made to the Borrower.

         (f)  Section 2 hereof shall not have become effective.

         SECTION 6.  CONDITIONS OF EFFECTIVENESS OF PRICING INCREASE
ALTERNATIVE UNDER SECTION 2. Section 2 of this Amendment shall become effective (to the exclusion of Section 1 hereof), subject to the satisfaction on or before January 10, 1997 of the following conditions precedent, as of the date, if any (the "Sixth Amendment B Effective Date"), when all such conditions shall first have been so satisfied:

         (a) The Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Issuing Bank and each Lender and a counterpart of the Consent of Guarantor attached hereto duly executed by the Guarantor.

         (b) The Agent shall have received on or before the Sixth Amendment B Effective Date the following, each dated such date (unless otherwise specified), in form and substance satisfactory to the Agent, the Issuing Bank and the Majority Lenders (unless otherwise specified) and in sufficient copies for the Agent, Issuing Bank and each Lender:

              (i) A certificate, duly executed by the Borrower's Chief Executive Officer or Chief Financial Officer, certifying that (i) on such date, after giving effect to Section 2 hereof, no Default or Event of Default has occurred and is continuing (ii) on such date, after giving effect to Section 2 hereof, no event or circumstance has occurred that will cause the occurrence of the Fifth Amendment Termination Date and (iii) the representations and warranties set forth in Section 3 hereof are true on and as of such date.

              (ii) Certified copies of the resolutions of the Board of Directors of the Borrower approving this Amendment, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect each such Loan Document.

              (iii)A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment.

              (iv) A legal opinion from Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quintal, P.A., counsel to the Borrower, as to this Amendment and the Credit Agreement, as amended hereby, in form and substance satisfactory to the Agent.

         (c) The Borrower shall have paid to the Agent, in immediately available funds for the rateable account of the Lenders, a fee in the amount of 0.50% of the aggregate amount of the Advances and Letter of Credit Liability outstanding on the date hereof.

         (d) The Borrower shall have paid all amounts accrued and payable under Section 9.04 of the Credit Agreement to the extent that request for such payment has been made to the Borrower.

         (e)  Section 1 hereof shall not have become effective.

         SECTION 7.     CONVERSION TO BASE RATE ADVANCES.   The Borrower agrees
that no Advance may be Converted into or continued as a Eurodollar Advance after the date hereof, notwithstanding any provision of the Credit Agreement to the contrary.

         SECTION 8. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same agreement.

         SECTION 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized, as of the date first above written.

                             THE BORROWER:

                             PHYSICIAN CORPORATION OF AMERICA


                             By:
                                -----------------------------
                                  Name:
                                  Title:


                             THE LENDERS AND ISSUING BANK:


                             CITIBANK, N.A., as Lender and as Issuing Bank


                             By:
                                ------------------------------------------
                                  Name:
                                  Title:


                             FIRST UNION NATIONAL BANK OF NORTH CAROLINA


                             By:
                                ------------------------------------------
                                  Name:
                                  Title:


                             NATIONSBANK OF TENNESSEE


                             By:
                                ------------------------------------------
                                  Name:
                                  Title:

                             BOATMEN'S NATIONAL BANK (formerly known as
                             Boatmen's First National Bank of Kansas City)


                             By:
                                ------------------------------------------
                                  Name:
                                  Title:


                             SUNTRUST BANK, MIAMI, N.A.


                             By:
                                ------------------------------------------
                                  Name:
                                  Title:


                             THE BANK OF NOVA SCOTIA


                             By:
                                ------------------------------------------
                                  Name:
                                  Title:

                                 CONSENT OF GUARANTOR


         The undersigned, as Guarantor under that certain Guaranty dated as of March 29, 1996 (the "Guaranty") made in favor of the lenders parties to the Revolving Credit Agreement referred to in the foregoing Sixth Amendment and Waiver Agreement, the Issuing Bank and the Agent (in each case as defined in such Revolving Credit Agreement), hereby consents to such Sixth Amendment and Waiver Agreement (and to all prior amendments, waivers, consents and other modifications to or under such Revolving Credit Agreement) and confirms and agrees that notwithstanding such Sixth Amendment and Waiver Agreement (or any prior such amendment, waiver, consent or other modification) the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

                                  PCA SOLUTIONS, INC.



                                  By
                                     -----------------------------
                                         Name:
                                         Title: